                                                                    Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.       Contract ID Code
Firm-Fixed-Price
Page 1 Of

2.       Amendment/Modification No.
P00044

3.   Effective Date

4.   Requisition/Purchase Req.  No.
SEE SCHEDULE

5.   Project No.  (If applicable)

6.   Issued By
TACOM
AMSTA-AQ-SBA-P
PAUL MUELLER (810) 574-7185
WARREN, MICHIGAN  48397-5000
EMAIL: MUELLERP@CC.TACOM.ARMY.MIL
Code
W56HZV

7.   Administered By (If other than Item 6)
DCMC DAYTON
BUILDING 30,
1725 VAN PATTON AVENUE
WRIGHT PATTERSON AFB, OH  45433
Code
S3605A
SCD
A
PAS
NONE
ADP PT
SC1010

8. Name and Address Of Contractor (No., Street, City, County, State and Zip
Code) O GARA-HESS & EISENHARDT ARMORING CO 9113 LE SAINT RD FAIRFIELD OH 45014 TYPE CONTRACTOR: Other Small Business Performing in U.S. Code 6W728 Facility Code

 X
___ 9A.           Amendment Of Solicitation No.

9B.      Dated (See Item 11)

 X   10A.   Modification Of Contract/Order No.
---
DAAE07-94-C-0406

10B.     Dated (See Item 13)
1994MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS


 X      The above mentioned numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers.


___ is extended,

___      is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      Accounting And Appropriation Data (If required)
SEE SECTION G

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS It Modifies The Contract/Order No. As Described In Item 14.
KIND MOD CODE:             C


___ A.       This Change Order is Issued Pursuant To: The
Contract/Order No.  In Item 10A.
The Changes Set Forth In Item 14 Are Made In


___ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

 X

___      C.       This Supplemental Agreement Is Entered Into Pursuant To
Authority Of:
CHANGES, FAR 52.243-1 AND H.22,


___      D.       Other (Specify type of modification and authority)

E.       IMPORTANT:

Contractor


___      is not,


 X   is required to sign this document and return ___________ copies to the
---
Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
SEE SECOND PAGE FOR DESCRIPTION
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     Name And Title Of Signer (Type or print)

15B.     Contractor/Offeror

-----------------------

(Signature of person authorized to sign)

15C.     Date Signed

16A.     Name And Title Of Contracting Officer (Type or print)

16B.     United States Of America

By _________________________

(Signature of Contracting Officer)

16C.     Date Signed

NSN 7540-01-152-8070
30-105-02
STANDARD FORM 30 (REV.  10-83)
PREVIOUS EDITIONS UNUSABLE
Prescribed by GSA FAR (48 CFR) 53.243

                                                              DAAEO7-94-C-0406
                                                              P00044

PROGRAM:          UP ARMOR HMMWV ECV XM1114

CONTRACT:         DAAEO7-94-C-0406

MODIFICATION:              P00044

PREVIOUS CONTRACT AMOUNT:        $101,180,169.00

AMOUNT OF THIS ACTION:             27,858,600.00

TOTAL CONTRACT AMOUNT:           $129,038,769.00

1. The purpose of this Supplemental Agreement Modification P00044 is to: a) revise Clause H.22, Option to Increase Vehicle Quantities (For Modification P00036), by increasing the option quantity by 18 vehicles from 360 to 378; extending the option expiration date from 4 Mar 98 to 31 Mar 98 as previously agreed per AMSTA-AQ-SBA letter dated 25 Feb 98, subject: Contract DAAEO7-94-C-0406, Option Expiration Date; and establishing a revised option unit price of $71,250.00 (based on a quantity of 738 vehicles versus a quantity 360 vehicles); b) exercise the option under revised Clause H.22 at the unit price of $73,700.00 for 378 each XM1114 vehicles for conversion into the USAF M1116 pursuant to Clause I72, Changes-Fixed Price; c) revise the delivery schedule for M1116s under SUBCLINs 0022AA, 0023AA, 0024AA, 0025AA; and d) incorporate the Air Conditioning and Defroster Rewiring into M1116 vehicles.

         a. New SUBCLINs 0026AA, 0027AA, 0028AA, and 0029AA are established for the total quantity of 378 M1116s based on the option unit price of $73,700.00 for the XM1114 under Clause H.22. Pursuant to the Changes-Fixed Price Clause of this contract and in accordance with the description in Clause C.10, Statement of Work for the M1116, Kits A, C, F, G, H, and J, shall be incorporated into 293 option vehicles at the ceiling price of $17,100.00 each; and Kits A, C, D, F, G, H, and J, shall be incorporated into 85 option vehicles at the ceiling price of $21,100.00 each. The contract modification that definitizes the prices for the Kits on a firm fixed price basis will be awarded by 10 Apr 98.

         SUBCLIN 0026AA for 109 M1116s is established at the firm fixed price of $73,700.00 each, total obligated amount $8,033,300.00; and $1,863,900.00 is held in reserve for Kits A, C, F, G, H, and J. SUBCLIN 0027AA for 16 M1116s is established at the firm fixed price of $73,700.00 each, total obligated amount $1,179,200.00; and $337,600.00 is held in reserve for Kits A, C, D, F, G, H, and
J. SUBCLIN 0028AA for 184 M1116s is established at the firm fixed price of $73,700.00 each, total obligated amount $13,560,800.00; and $3,146,400.00 is held in reserve for Kits A, C, F, G, H, and J. SUBCLIN 0029AA for 69 M1116s is established at the firm fixed price of $73,700.00 each, total obligated amount $5,085,300.00; and $1,455,900.00 is held in reserve for Kits A, C, D, F, G, H, and J.

         b. Delivery for the quantity of 378 vehicles added under the above SUBCLINS is scheduled for Aug 1998 through Aug 1999.

         c. As previously agreed per AMSTA-AQ-SBA letter dated 26 Feb 98,
Subject: Contract DAAEO7-94-C-0406, M1116 Delivery Schedule, the delivery schedule for the initial quantity of 71 M1116 vehicles under SUBCLINs 0022AA, 0023AA, 0024AA, and 0025AA is revised to 11 each - Apr 98, 20 each - May 98, 20 each - Jun 98, and 20 each - Jul 98.

         d. The Air Conditioning and Defroster Rewiring is incorporated into Clause C.10, Statement of Work for M1116. Price of the rewiring is included in the price for Kit H, Air Conditioning and Heating System.

2. With respect to this Modification P00044, the Government and the Contractor agree to modify the contract as described below:

         a.       SECTION B

New SUBCLINs are established as follows:

  CLIN            DESCRIPTION                        QTY      Obligated Amt             Reserved Amt.
------            -----------                        ---      -------------             -------------
0026AA            M1116                              109      $8,033,300.00
                  Kits A, C, F, G
                  H, and J.                          109                                $1,863,900.00

  CLIN            DESCRIPTION                        QTY      Obligated Amt             Reserved Amt.
------            -----------                        ---      -------------             -------------

0027AA            M1116                               16      $1,179,200.00
                  Kits A, C, D, F,
                  G, H, and J.                        16                                $  337,600.00

  CLIN            DESCRIPTION                        QTY      Obligated Amt             Reserved Amt.
------            -----------                        ---      -------------             -------------

0028AA            M1116                              184      $13,560,800.00
                  Kits A, C, F, G
                  H, and J.                          184                                $3,146,400.00

  CLIN            DESCRIPTION                        QTY      Obligated Amt             Reserved Amt.
------            -----------                        ---      -------------             -------------

0029AA            M1116                               69      $5,085,300.00
                  Kits A, C, D, F,
                  G, H, and J.                        69                                $1,455,900.00


         b.       SECTION C

         Clause C.10, Statement of Work for M1116, is revised to incorporate Air Conditioning and Defroster Rewiring.

         c.       SECTION F

         Clause F.5, Required Delivery Schedule, is revised to establish delivery of the 378 M1116s added by this Modification P00044 in Aug 98 through Aug 99, and to revise the delivery of the initial 71 M1116s added by P00041 from 11 each-Feb 98, 20 each-Mar 98, 20 each-Apr 98, and 20 each-May 98 to 11 each-Apr 98, 20 each-May 98, 20 each-Jun 98, and 20 each-Jul 98.

         d.       SECTION G

         The Accounting and Appropriation Data applicable to SUBCLINS 0026AA through 0029AA, as revised, is incorporated into the contract.

         e.       SECTION H

         Revise H.22, Option to Increase Vehicle Quantities (For
Modification P00036).

3. The contract is modified by replacing or adding the following pages:

         a. Pages 2ao, 2ap, 2aq, 2as, 7j, 17a, and 26e are deleted and replaced with the attached, revised pages 2ao, 2ap, 2aq, 2as, 7j, 17a, and 26e.

         b. New contract pages 2au, 2av, 2aw, 2ax, 2ay, 17b, and 18ac are added to the contract.

4. As a result of this Modification P00044, the contract amount is increased by $27,858,600.00 from $101,180,169.00 to $129,038,769.00.

5.All other terms and conditions remain unchanged.

CONTINUATION SHEET

Reference No. of Document Being Continued
PIIN/SIIN  DAAE07-94-C-0406
MOD/AMD P00044

Page 2ao of

Name of Offeror or Contractor:       O GARA-HESS & EISENHARDT
ARMORING

ITEM NO.  SUPPLIES/SERVICES       QUANTITY          UNIT     UNIT PRICE
AMOUNT
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0022     Supplies or Services and Prices/Costs

0022AA         PRODUCTION QUANTITY       9        EA         $24,942.00
$224,478.00

NSN:     2320014187400
NOUN:             HMMWV-M1116 AIR FORCE
FSCM:             19207
PART NR:          87T0017
SECURITY CLASS:                     Unclassified
PRON:   U152P616JZ       PRON AMD:   03       ACRN:            BJ
CUSTOMER ORDER NO:                  FD20609570166

HMMWV, M1116 Up Armor as further described in Section C.10 Statement of Work for M1116.

Configuration:   Nine (9) each M1116 with Kits A,C,F,G,H and J,
painted CARC Tan 686 as described in Section C.4.15.2.

(End of narrative C001)

Packaging and Marking

Best Commercial Packaging

(End of narrative D001)

Inspection and Acceptance

INSPECTION:                Origin           ACCEPTANCE:                Origin

Deliveries or Performance

DOC      SUPPL

REL CD       MILSTRIP     ADDR    SIG CD            MARK FOR          TP CD

001      W56HZW7251S101             M       3

DEL REL CD                 QUANTITY                  DEL DATE

001      9        30-APR-1998

FOB POINT:                 Origin

SHIP TO:          PARCEL POST ADDRESS

(Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE
FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED
UNDER THIS REQUISITION.

Changed by P00044.                  Added by P00041.

CONTINUATION SHEET

Reference No. of Document Being Continued
PIIN/SIIN  DAAE07-94-C-0406
MOD/AMD P00044

Page 2ap of

Name of Offeror or Contractor:   O GARA-HESS & EISENHARDT
ARMORING

ITEM NO.  SUPPLIES/SERVICES         QUANTITY          UNIT     UNIT PRICE
AMOUNT

0023     Supplies or Services and Prices/Costs

0023AA            PRODUCTION QUANTITY        17       EA       $24,942.00
$424,014.00

NSN:     2320014187400
NOUN:             HMMWV-M1116 AIR FORCE
FSCM:             19207
PART NR:          87T0017
SECURITY CLASS:                     Unclassified
PRON:     U162P617JZ        PRON AMD:         02       ACRN:            BK
CUSTOMER ORDER NO:                  FD20609670088

HMMWV, M1116 Up Armor as further described in Section C.10 Statement of Work for M1116.

Configuration:  Seventeen (17) each M1116 with Kits A,C,F,G,H and
J, painted CARC Tan 686 as described in Section C.4.15.2.

(End of narrative C001)

Packaging and Marking

Best Commercial Packaging

(End of narrative D001)

Inspection and Acceptance

INSPECTION:                Origin           ACCEPTANCE:                Origin

Deliveries or Performance

DOC      SUPPL

REL CD       MILSTRIP        ADDR    SIG CD            MARK FOR          TP CD

001      W56HZW7251S103             M       3

DEL REL CD                 QUANTITY                  DEL DATE
001      2        30-APR-1998

DEL REL CD                 QUANTITY                  DEL DATE
002      15       31-MAY-1998

FOB POINT:                 Origin

SHIP TO:          PARCEL POST ADDRESS

(Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE
FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED
UNDER THIS REQUISITION.

Changed by P00044.                  Added by P00041.

CONTINUATION SHEET

Reference No. of Document Being Continued
PIIN/SIIN  DAAE07-94-C-0406
MOD/AMD P00044

Page 2aq of

Name of Offeror or Contractor:                      O GARA-HESS & EISENHARDT
ARMORING

ITEM NO.   SUPPLIES/SERVICES            QUANTITY          UNIT     UNIT PRICE
AMOUNT

0024     Supplies or Services and Prices/Costs

0024AA       PRODUCTION QUANTITY       22       EA       $24,942.00
$548,724.00

NSN:     2320014187400
NOUN:             HMMWV-M1116 UA AIR FORCE
FSCM:             19207
PART NR:          87T0017
SECURITY CLASS:                     Unclassified
PRON:    U172P618JZ        PRON AMD:  02       ACRN:            BL
CUSTOMER ORDER NO:                  FD20609770060

HMMWV, M1116 Up Armor as further described in Section C.10 Statement of Work for M1116.

Configuration: Eight (8) each M1116 with Kits, A,C,F,G,H and J, painted CARC Tan 686 as described in Section C.4.15.2. Fourteen (14) each M1116 with Kits A,C,F,G,H and J painted Woodland Camouflage as described in Section C.4.15.2.

(End of narrative C001)

Packaging and Marking

Best Commercial Packaging

(End of narrative D001)

Inspection and Acceptance

INSPECTION:   Origin    ACCEPTANCE:       Origin

Deliveries or Performance

DOC      SUPPL

REL CD    MILSTRIP    ADDR   SIG CD     MARK FOR      TP CD

001      W56HZW7251S102             M       3

DEL REL CD                 QUANTITY                  DEL DATE
001      5        31-MAY-1998

DEL REL CD                 QUANTITY                  DEL DATE
002      14       30-JUN-1998

DEL REL CD                 QUANTITY                  DEL DATE
003      3        31-JUL-1998


FOB POINT:                 Origin

SHIP TO:          PARCEL POST ADDRESS

(Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE
FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED
UNDER THIS REQUISITION.

Changed by P00044.                  Added by P00041.

CONTINUATION SHEET

Reference No. of Document Being Continued
PIIN/SIIN  DAAE07-94-C-0406
MOD/AMD P00044

Page 2as of

Name of Offeror or Contractor:                   O GARA-HESS & EISENHARDT
ARMORING

ITEM NO.    SUPPLIES/SERVICES        QUANTITY          UNIT     UNIT PRICE
AMOUNT

0025     Supplies or Services and Prices/Costs

0025AA     PRODUCTION QUANTITY                23       EA       $29,143.00
$670,289.00

NSN:     2320014187400
NOUN:             HMMWV-M1116 UA AIR FORCE
FSCM:             19207
PART NR:          87T0017
SECURITY CLASS:                     Unclassified
PRON:            U172P620JZ        PRON AMD:     02     ACRN:      BL
CUSTOMER ORDER NO:     FD20609770060

HMWWV, M1116 Up Armor as further described in Section C.10, Statement of Work for M1116.

Configuration: Eight (8) each M1116 with Kits A,C,D,F,G,H and J, painted CARC Tan 686 as described in Section C.4.15.2. Fifteen (15) each M1116 with Kits A,C,D,F,G,H and J painted Woodland Camouflage as described in Section C.4.15.2.

(End of narrative C001)

Packaging and Marking

Best Commercial Packaging

(End of narrative D001)

Inspection and Acceptance

INSPECTION:                Origin           ACCEPTANCE:                Origin

Deliveries or Performance

DOC      SUPPL

REL CD     MILSTRIP    ADDR    SIG CD     MARK FOR          TP CD

001      W56HZW7215S104             M       3

DEL REL CD                 QUANTITY                  DEL DATE
001      6        30-JUN-1998

DEL REL CD                 QUANTITY                  DEL DATE
002      17       31-JUL-1998


FOB POINT:                 Origin

SHIP TO:          PARCEL POST ADDRESS

(Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE
FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED
UNDER THIS REQUISITION.

Changed by P00044.                  Added by P00041.

CONTINUATION SHEET

Reference No. of Document Being Continued
PIIN/SIIN  DAAE07-94-C-0406
MOD/AMD P00044

Page 2au of

Name of Offeror or Contractor:            O GARA-HESS & EISENHARDT
ARMORING

ITEM NO.   SUPPLIES/SERVICES          QUANTITY          UNIT     UNIT PRICE
AMOUNT

0026     Supplies or Services and Prices/Costs
NSN:     2320014187400
NOUN:             HMMWV-M1116 USAF
FSCM:             19207
PART NR:          87T0017
SECURITY CLASS:   Unclassified

0026AA        PRODUCTION QUANTITY       109      EA       $73,700.00
$8,033,300.00

PRON:      U182FO84JZ          PRON AMD:       01       ACRN:            BM
CUSTOMER ORDER NO:                  FD20609870077

HMMWV, M1116 Up Armor as further described in Section C.10 Statement of Work for M1116.

Configuration:             One hundred nine (109) each with Kits, A,C,F,G,H
and J, painted Woodland Camouflage as described in Section
C.4.15.2.

(End of narrative C001)

Packaging and Marking

Best Commercial Packaging

(End of narrative D001)

Inspection and Acceptance

INSPECTION:                Origin           ACCEPTANCE:                Origin

Deliveries or Performance

DOC      SUPPL

REL CD     MILSTRIP     ADDR    SIG CD            MARK FOR          TP CD

001      W56HZW8050S102             Y00000           M        3

PROJ CD           BRK BLK PT

IBB

DEL REL CD                 QUANTITY                  DEL DATE
001      26       31-AUG-1998

DEL REL CD                 QUANTITY                  DEL DATE
002      30       30-SEP-1998

DEL REL CD                 QUANTITY                  DEL DATE
003      30       31-OCT-1998

DEL REL CD                 QUANTITY                  DEL DATE
004      23       3O-NOV-1998

FOB POINT:                 Origin

SHIP TO:          PARCEL POST ADDRESS

(Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE
FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED
UNDER THIS REQUISITION.

Page Added by P00044.

CONTINUATION SHEET

Reference No. of Document Being Continued
PIIN/SIIN         DAAE07-94-C-0406                   MOD/AMD           P00044

Page 2av of

Name of Offeror or Contractor: O GARA-HESS & EISENHARDT
ARMORING

ITEM NO       SUPPLIES/SERVICES        QUANTITY          UNIT     UNIT PRICE
AMOUNT

0027     Supplies or Services and Prices/Costs
NSN:     2320014187400
NOUN:             HMMWV-M1116               USAF
FSCM:             19207
PART NR:          87T0017
SECURITY CLASS:                     Unclassified

0027AA            PRODUCTION QUANTITY      16       EA       $73,700.00
$1,179,200.00

PRON:       U182F085JZ                PRON AMD:   01       ACRN:  BM
CUSTOMER ORDER NO:                  FD20609870077

HMMWV, M1116 Up Armor as further described in Section C.10, Statement of Work for M1116.

Configuration:  Sixteen (16) each M1116 with Kits A,C,D,F,G,H and
J painted Woodland Camouflage as described in Section C.4.15.2.

(End of narrative C001)

Packaging and Marking

Best Commercial Packaging

(End of narrative D001)

Inspection and Acceptance

INSPECTION: Origin           ACCEPTANCE:  Origin

Deliveries or Performance
DOC      SUPPL

REL CD         MILSTRIP      ADDR    SIG CD         MARK FOR          TP CD
001      W56HZW8050S103             Y00000           M        3

PROJ CD           BRK BLK PT
IBB

DEL REL CD                 QUANTITY         DEL DATE
001      7        30-NOV-1998

DEL REL CD                 QUANTITY         DEL DATE
002      9        31-DEC-1998

FOB POINT:                 Origin

SHIP TO:          PARCEL POST ADDRESS
(Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE
FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED
UNDER THIS REQUISITION.

Page added by P00044.

CONTINUATION SHEET

Reference No. of Document Being Continued
PIIN/SIIN         DAAE07-94-C-0406                   MOD/AMD           P00044

Page 2aw of

Name of Offeror or Contractor: O GARA-HESS & EISENHARDT
ARMORING

ITEM NO    SUPPLIES/SERVICES           QUANTITY          UNIT     UNIT PRICE
AMOUNT

0028     Supplies or Services and Prices/Costs
NSN:     2320014187400
NOUN:             HMMWV-M1116               USAF
FSCM:             19207
PART NR:          87T0017
SECURITY CLASS:                     Unclassified

0028AA        PRODUCTION QUANTITY       184      EA       $73,700.00
$13,560,800.00

PRON:       U182F088JZ         PRON AMD:         01       ACRN:            BN
CUSTOMER ORDER NO:                  FD20609870080

HMMWV, M1116 Up Armor as further described in Section C.10, Statement of Work for M1116.

Configuration: Twelve (12) each M1116 with Kits A,C,F,G,H and J painted Tan 686 as described in Section C.4.15.2.

One hundred seventy-two (172) each M1116 with Kits A,C,F,G,H and J painted Woodland camouflage as described in Section C.4.15.2.

(End of narrative C001)

Packaging and Marking

Best Commercial Packaging

(End of narrative D001)

Inspection and Acceptance

INSPECTION:                Origin           ACCEPTANCE:                Origin

Deliveries or Performance
DOC      SUPPL

REL CD          MILSTRIP        ADDR    SIG CD          MARK FOR          TP CD
001      W56HZW8050S106             Y00000           M        3

PROJ CD           BRK BLK PT
IBB

DEL REL CD                 QUANTITY         DEL DATE
001      21       31-DEC-1998

DEL REL CD                 QUANTITY         DEL DATE
002      30       31-JAN-1999

DEL REL CD                 QUANTITY         DEL DATE
003      30       28-FEB-1999

DEL REL CD                 QUANTITY         DEL DATE
004      30       31-MAR-1999

DEL REL CD                 QUANTITY         DEL DATE
005      30       30-APR-1999

DEL REL CD                 QUANTITY         DEL DATE
006      30       31-MAY-1999

DEL REL CD                 QUANTITY         DEL DATE
Page added by P00044.

CONTINUATION SHEET

Reference No. of Document Being Continued
PIIN/SIIN         DAAE07-94-C-0406                   MOD/AMD           P00044

Page 2ax of

Name of Offeror or Contractor:   O GARA-HESS & EISENHARDT
ARMORING

ITEM NO     SUPPLIES/SERVICES       QUANTITY          UNIT     UNIT PRICE
AMOUNT

007      13       30-JUN-1999

FOB POINT:                 Origin

SHIP TO:          PARCEL POST ADDRESS
(Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE
FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED
UNDER THIS REQUISITION.


Page added by P00044.

CONTINUATION SHEET

Reference No. of Document Being Continued
PIIN/SIIN         DAAE07-94-C0406                    MOD/AMD           P00044

Page 2ay of

Name of Offeror or Contractor:   O GARA-HESS & EISENHARDT
ARMORING

ITEM NO   SUPPLIES/SERVICES       QUANTITY         UNIT     UNIT PRICE
AMOUNT
0029     Supplies or Services and Prices/Costs
NSN:     2320014187400
NOUN:             HMMWV-M1116               USAF
FSCM:             19207
PART NR:          87T0017
SECURITY CLASS:                     Unclassified

0029AA            PRODUCTION QUANTITY      69       EA       $73,700.00
$5,085,300.00

PRON:     U182F089JZ                PRON AMD:  01       ACRN:            BP
CUSTOMER ORDER NO:                  FD20609870080

HMMWV, M1116 Up Armor as further described in Section C.10, Statement of Work for M1116.

Configuration: Sixty-nine (69) each M1116 with Kits A,C,D,F,G,H and J painted Woodland Camouflage as described in Section
C.4.15.2.

(End of narrative C001)

Packaging and Marking

Best Commercial Packaging

(End of narrative D001)

Inspection and Acceptance
INSPECTION:                Origin           ACCEPTANCE:                Origin

Deliveries or Performance
DOC      SUPPL

REL CD          MILSTRIP        ADDR    SIG CD          MARK FOR        TP CD
001      W56HZW8050S107             Y00000           M        3

PROJ CD           BRK BLK PT
IBB

DEL REL CD                 QUANTITY         DEL DATE
001      17       30-JUN-1999

DEL REL CD                 QUANTITY         DEL DATE
002      30       31-JUL-1999

DEL REL CD                 QUANTITY         DEL DATE
003      22       31-AUG-1999

FOB POINT:                 Origin

SHIP TO:          PARCEL POST ADDRESS

(Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE
FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED
UNDER THIS REQUISITION.

Page added by P00044.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.       Contract ID Code
Firm-Fixed-Price

Page 1 of

2.       Amendment/Modification No.
P00045

3.       Effective Date
April 1, 1998

4.       Requisition/Purchase Req. No.
SEE SCHEDULE

5.       Project No. (If applicable)

6.       Issued By

AMSTA-AQ-SRA-P
PAUL MUELLER (810) 574-7165
WARREN, MICHIGAN 48397-5000
EMAIL:  MUELLERP@CC.TACOM.ARMY.MIL

Code
W56HZV

7.      Administered By (If other than Item 6)

DCMC DAYTON
BUILDING 30,
1725 VAN PATTON AVENUE
WRIGHT PATTERSON AFB, OH 45433
SCD
A
PAS
NONE
ADP PT
SC1010
CODE
S3605A

8.       Name and Address of Contractor (No., Street, City, County,
State and Zip Code)

O GARA-HESS & EISENHARDT ARMORING CO
9113 LE SAINT RD
FAIRFIELD OH  45014
TYPE CONTRACTOR:
Other Small Business Performing in U.S.
Code
6W728
Facility Code

9A.      Amendment of Solicitation No.

---

9B.      Dated (See Item 11)

10A.     Modification of Contract/Order No.
 X
---
DAAE07-94-C-0406

10B.     Dated (See Item 13)
1994MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

---
The above numbered solicitation is amended as set forth in item
14.  The hour and date specified the receipt of Offers


___ is extended,

___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing items 8 and 15, and returning __________ copies of the amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Date (If required) SEE SECTION G

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS It Modifies The Contract/Order No. As Described in Item 14.

KIND MOD CODE: C

---

A.       This Change Order is Issued Pursuant to:
The Changes Set Forth in Item 14 Are Made In The Contract/Order
No. In Item 10A.

---

B. The Above Numbered Contract/Order is Modified to Reflect The Administrative Changes (such as changes in paying office, appropriate date, etc.) Set Forth In
Item 14, Pursuant To The Authority of FAR 43.103(b).
 X
---
C.       This Supplemental Agreement Is Entered Into Pursuant To
Authority Of:
CHANGES, FAR Section 2.243-1 & FAR 6.302-2

---
D.       Other (Specify type of modification and authority)

E.       IMPORTANT:  Contractor

___  is not,
 X
___ is required to sign this document and return _____________ copies to the Issuing Office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (Type or print) Gary W. Allen, V.P. Operations
__________

15B.     Contractor/Offeror
MJ Lennon Pres. & COO ________
/s/ _____ for MJ Lennon
(Signature of person authorized to sign)

15C.     Date Signed
4/8/98

16A.     Name and Title of Contracting Officer (Type or print)

Sharlene M. Innes
Contracting Officer

16B.     United States of America
By /s/ Sharlene M. Innes
(Signature of Contracting Officer)

16C.     Date Signed
4/13/98
NSN 7540-01-152-8070
30-105-02

STANDARD FORM 30 (REV. 18-83)
PREVIOUS EDITIONS UNUSABLE
Prescribed by GSA FAR (48 CFR) 53.243

LEGIBLE COPY ATTACHED

DAE07-94-C-0406
Page 7j

C.10.14 Air Conditioning (Kit H). (Standard) The vehicle shall be furnished with an air conditioning system. The system shall lower the internal crew cab temperature at least 20 degrees Fahrenheit from outside ambient temperatures above 70 degrees Fahrenheit.

C.10.14.1  Air Conditioning (AC).  Defroster Rewiring.  The                 *
AC electrical power cables shall be routed from the battery                 *
compartment power/buss terminals by a wiring harness.  The                  *
defroster electrical power lines shall be routed from the                   *
battery compartment power/buss terminals and eliminate                      *
body ground as negative potential access.  The AC and the                   *
defroster circuits shall use a common power distribution                    *
panel located outside the battery compartment which will                    *
be powered by adequately sized cables routed and connected                  *
to the battery/buss terminals.  The distribution panel                      *
will contain circuit fuse or breaker devices.  Production                   *
vehicles will be in the same configuration as the approved                  *
prototype M1116.                                                            *

C.10.15 Heating System (Kit H). (Standard) The crew compartment climatic control system shall provide for additional heat flow to the rear passengers.

C.10.16 Start of Work Meeting. The contractor may host a start of work meeting to discuss the requirements of the M1116 Program.

C.10.17  Paint.  The M1109 camouflage pattern is acceptable for
the M1116.  The camouflage pattern shall be applied to                      *
Kit A and Kit B as appropriate.  Color of paint and                         *
pattern shall be as directed by the Contracting Officer.

Changed by P00044.  Added by P00041.

Page 17a

F.5, REQUIRED DELIVERY SCHEDULE
                     1996
                    31-Jan  28-Feb  31-Mar  30-Apr  31-May  30-Jun  31-Jul  31-Aug  30-Sep  31-Oct  30-Nov  31-Dec
0002AA, 53 (USA)      19      23      11
0003AA, 152 (USA)                     17      45      65      25
0004AA, 104 (USA)                                             45      59
0006AA, 81 (USA)                                                      11      70
0007AA, 72 (USA)                                                                      23      28      21
0008AA, 9 (USAF)                                                                                       3       6
0008AB, 17 (USAF)                                                                                             17
0010AA, 16 (LUX)                                                                      13       3

                     1997
                    31-Jan  28-Feb  31-Mar  30-Apr  31-May  30-Jun  31-Jul  31-Aug  30-Sep  31-Oct  30-Nov  31-Dec
0011AA, 2 (USA)        2
0011AB, 1 (USA)        1
0012AA, 29 (USA)      20       9
0013AA, 133 (USA)             14      23      23      23      23      23       4
0017AA, 8 (LUX)                        8
0018AA, 45 (USAF)                      2      12      14      12       5
0019AA, 2 (USA)                                                        2
0016AA, 146 (USA)                                                     26       30      30      30      30

                     1998
                    31-Jan  28-Feb  31-Mar  30-Apr  31-May  30-Jun  31-Jul  31-Aug  30-Sep  31-Oct  30-Nov  31-Dec
0016AB, 214 (USA)     30      30      30      30      30      30      30      4
0022AA, 9 M1116                                9                                                                  *
0023AA, 17 M1116                               2      15                                                          *
0024AA, 22 M1116                                       5      14       3                                          *
0025AA, 23 M1116                                               6      17                                          *
0026AA, 109 M1116                                                             26      30      30      23          *
0027AA, 16 M1116                                                                                       7        9 *
0028AA, 184 M1116                                                                                              21 *

Page changed by P00044.  Previous change by P00041.

Page 17B


                     1999
                    31-Jan  28-Feb  31-Mar  30-Apr  31-May  30-Jun  31-Jul  31-Aug  30-Sep  31-Oct  30-Nov  31-Dec
0028AA (Cont'd)       30      30      30      30      30      13                                                  *
0029AA, 69 M1116                                              17      30      22                                  *

Page added by P00044.


CONTINUATION SHEET              Reference No. of Document Being Continued           Page      of
                       PIIN/SIIN  DAAE07-94-C-0406                 MOD/AMD P00044        18ac

Name of Offeror or Contractor:  O GARA-HESS & EISENHARDT ARMORING

SECTION G - CONTRACT ADMINISTRATION DATA

Line        Pron/                    OBLG STAT/                             INCREASE/DECREASE              CUMULATIVE
ITEM        AMS CD       ACRN        JOB ORD NO        PRIOR AMOUNT               AMOUNT                      AMOUNT
0022AA    U152P616JZ      BF             2             $ 224,478.00          $  -224.478.00            $         0.00
0022AA    U152P616JZ      BJ             2             $ 224,478.00          $         0.00            $   224,478.00
0023AA    U162P617JZ      BG             2             $ 424,014.00          $  -424,014.00            $         0.00
0023AA    U162P617JZ      BK             2             $ 424,014.00          $         0.00            $   424,014.00
0024AA    U172P618JZ      BH             2             $ 548,724.00          $  -548,724.00            $         0.00
0024AA    U172P618JZ      BL             2             $ 548,724.00          $         0.00            $   548,724.00
0025AA    U172P620JZ      BH             2             $ 670,289.00          $  -670,289.00            $         0.00
0025AA    U172P620JZ      BL             2             $ 670,289.00          $         0.00            $   670,289.00
0026AA    U182F084JZ      BM             2             $       0.00          $ 8,033,300.00            $ 8,033.300.00
0027AA    U182F085JZ      BM             2             $       0.00          $ 1,179,200.00            $ 1,179,200.00
0028AA    U182F088JZ      BN             2             $       0.00          $13,560,800.00            $13,560,800.00
0029AA    U182F089JZ      BP             2             $       0.00          $ 5,085,300.00            $ 5,085,300.00

                                                        NET CHANGE           $27,858,600.00



SERVICE       NET CHANGE                                                           ACCOUNTING    INCREASE/DECREASE
NAME          BY ACRN       ACCOUNTING CLASSIFICATION                              STATION       AMOUNT
Air Force       BJ          57  573080000017547E882299600000000000000033503000     F0330L        $    224,478.00
Air Force       BK          57  683080000017647E882320101090000000000000503300     F0330L        $    424,014.00
Air Force       BM          57  803080000017847E882320101090000000000000503000     F0330L        $  9,212,500.00
Air Force       BL          57  793080000017747E882320101090000000000000503300     F0330L        $  1,219,013.00
Air Force       BN          57  803080000017847E883426001090000000000000503000     F0330L        $ 13,560,800.00
Air Force       BP          57  803080000017847E883426000000000000000000503000     F0330L        $  5,085,300.00
Air Force       BF          57  573080000017547E882299600000000000000033503300     503300        $   -224,478.00
Air Force       BG          57  683080000017647E882320101090000000000000503300     503300        $   -424,014.00
Air Force       BH          57  793080000017747E882320101090000000000000503300     503300        $ -1,219,013.00

                                                                                   NET CHANGE    $ 27,858,600.00



                                PRIOR AMOUNT        INCREASE/DECREASE           CUMULATIVE
                                  OF AWARD               AMOUNT                 OBLIG AMT
NET CHANGE FOR AWARD:         $ 101,180,169.00       $ 27,858,600.00         $ 129,038,769.00

Page added by P00044.

DAAEO7-94-C-0406

Page 26e

H.22     OPTION TO INCREASE VEHICLE QUANTITIES (FOR MODIFICATION
P00036)

a. Option quantity. The Government reserves the right to increase the basic quantity of XM1114 vehicles under P00036 by an additional quantity of XM1114 vehicles not to exceed 105% of * the total basic quantity of XM1114s under P00036, or 378. *

b. Option period. The Contracting Officer may exercise the option for an additional quantity of vehicles at any time in one or more increments, but the right to do so shall expire 153 days * prior to delivery of the last scheduled vehicle as shown in Clause F.5, REQUIRED DELIVERY SCHEDULE.

         In the event that the Government does not exercise sufficient option quantities by 31 Jan 98 that would extend vehicle deliveries through the end of calendar year 1998, the Government shall have the unilateral right to stretch delivery of vehicles under contract through the end of the calendar year 1998 (31 Dec 98), at no additional cost to the Government.

         The contractor shall provide notice to the Contracting Officer 30 days before the expiration of the option period, or 183 days before the last scheduled delivery, unless otherwise agreed to by the parties.

         c. Option unit price. The unit price to be paid for the vehicles added by exercise of option shall be $73,700.00.

         The option unit price is based upon an option quantity of 360 vehicles that are planned for delivery at the rate of 30 per month from Aug 1998 through Aug 1999. If the quantity of vehicles required by the Government during the option period is greater than 470 vehicles or less than 250 vehicles, an equitable adjustment to the option price may be requested by either party. The equitable adjustment should be made within 60 days after receipt of a request for equitable adjustment by either party.

         If the Government awards a new additional requirement of
*
360 vehicles by 10 April 98, the parties agree that the price
*
paid for 378 vehicles added by exercise of option under P00044
*
shall be decreased by $2,450.00 from $73,700.00 to $71,250.00,
*
and that the price for the new additional quantity of 360     *
vehicles shall also be $71,250.00.                            *

         d. Delivery. Delivery of vehicles added by exercise of option shall immediately follow delivery of the last scheduled production vehicle as shown in Clause F.5, REQUIRED DELIVERY SCHEDULE, unless otherwise agreed to by the parties.

*Changed by P00044.  Previous change by P00040.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.       Contract ID Code
Firm-Fixed-Price

Page 1 Of

2.       Amendment/Modification No.
P00045

3.       Effective Date

4.       Requisition/Purchase Req No.
SEE SCHEDULE

5.       Project No. (If applicable)

6.       Issued By
TACOM
AMSTA-AQ-SBA-P
PAUL MUELLER (810) 574-7185
WARREN, MICHIGAN 48397-5000
EMAIL: MUELLERP@CC.TACOM.ARMY.MIL
CODE
W56HZV

7.       Administered By (If other than Item 6)
DCMC DAYTON
BUILDING 30,
1725 VAN PATTON AVENUE
WRIGHT PATTERSON AFB, OH 45433
Code
S3605A
SCD
A
PAS
NONE
ADP PT
SC1010

8.       Name and Address Of Contractor (No., Street, City, County,
State and Zip Code)
O GARA-HESS & EISENHARDT ARMORING CO
9113 LE SAINT RD
FAIRFIELD OH 45014
TYPE CONTRACTOR:  Other Small Business Performing in U.S.
Code
6W728
Facility Code
---
9A.      Amendment Of Solicitation No.

9B.      Dated (See item 11)
 X
---

10A.     Modification Of Contract/Order No.

DAAE07-94-C-0406

10B.     Dated (See Item 13)
1994MAY13

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ___ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ___ is extended, ___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing items 8 and 15, and returning __________ copies of the amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (If required) SEE SECTION G

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS It Modifies The Contract/Order No. As Described in Item 14.
KIND MOD CODE: C
---
A.       This Change Order is Issued Pursuant to:
The Changes Set Forth in Item 14 Are Made In The Contract/Order
No. In Item 10A.
---
B. The Above Numbered Contract/Order is Modified to Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).
---
C.       This Supplemental Agreement Is Entered Into Pursuant To
Authority Of:
CHANGES, FAR 52.243-1 & FAR 6.302-2
---
D.       Other (Specify type of modification and authority)

E.       IMPORTANT:  Contractor
___ is not,
 X

___ is required to sign this document and return _____________ copies to the Issuing Office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract and subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     Name and Title of Signer (Type or print)

15B.     Contractor/Offeror
----------------------------------------
(Signature of person authorized to sign)

15C.     Date Signed

16A.     Name and Title of Contracting Officer (Type or print)

16B.     United States of America
By _____________________________________
(Signature of Contracting Officer)

16C.     Date Signed
NSN 7540-01-152-8070
30-105-02

STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET

Reference No. of Document Being Continued

PIIN/SIIN
DAAE07-94-C-0406
MOD/AMD
P00045

Page 2 of

Name of Offeror or Contractor:  O GARA-HESS & EISENHARDT ARMORING

SECTION A - SUPPLEMENTAL INFORMATION

00000000000000000000 0000000000000000000 00000000000000000000

PROGRAM:          UP ARMOR HMMWV ECV XM1114

CONTRACT:         DAAE07-94-C-0406

MODIFICATION:              P00045

PREVIOUS CONTRACT AMOUNT:                            $129,038,769.00

AMOUNT OF THIS ACTION:                      31,527,700.00

TOTAL CONTRACT AMOUNT:                      $160,566,469.00

1. The purpose of this Supplemental Agreement Modification P00045 is to: a) revise Clause H.22, Option to Increase Vehicle Quantities (For Modification P00036), by decreasing the option unit price from $73,700.00 to $71,250.00; b) revise prices under SUBCLINS 0026AA, 0027AA, 0028AA, AND 0029AA to reflect the option price of $71,250; c) definitize prices for M1116 Kits under SUBCLINS 0026AA, 0027AA, 0028AA, and 0029AA; d) incorporate the clause, Subcontracting With Firms That Are Owned or Controlled by the Government of a Terrorist Country (Mar 1998), DFARS 252.209- 7004; and e) acquire an additional new quantity of 360 each XM1114 vehicles at the unit price of $71,250.00 with a 60% option for an additional quantity of 216 vehicles.

         a. The unit price under SUBCLIMs 0026AA, 0027AA, 0028AA, and 0029AA is decreased by $2,450.00 based on the decreased option unit price of $71,250.00 for the XM1114 under Clause H.22; and unit price is increased by the definitized, firm fixed prices of $17,100.00 for M1116 with Kits A, C, F, G, H, and J, and $21,100.00 for M1116 Kits A, C, D, F, G, H, and J, thereby establishing the unit prices of $88,350.00 for the M1116 with Kits A, C, F, G, H, and J, and $92,350.00 for the M1116 with Kits A, C, D, F, G, H, and J.

                  SUBCLIN 0026AA for 109 M1116s with Kits A, C, F, G, H, and J at the unit price of $88,350.00 is increased by $1,596,850.00 from $8,033,300.00 to $9,630,150.00; SUBLIN 0027AA
for 16 M1116s with Kits A, C, D, F, G, H, and J at the unit price of $92,350.00 is increased by $298,400.00 from $1,179,200.00 to $1,477,600.00; SUBCLIN 0028AA for 184 M1116s with Kits A, C, F, G, H, and J at the unit price of $88,350.00 is increased by $2,695,600.00 from $13,560,800.00 to $16,256,400.00; and SUBCLIN
0029AA for 69 M1116 with Kits A, C, D, F, G, H, and J at the unit price of $92,350.00 is increased by $1,286,850.00 from $5,085,300.00 to $6,372,150.00.

         b. SUBCLIN 0030AA is established for 360 XM1114s at the firm fixed price of $71,250.00 each, total amount $25,650,000.00.
                  Delivery for the 360 XM1114s under SUBCLIN 0030AA is scheduled for Aug 1999 through Aug 2000.

2. With respect to this Modification P00045, the Government and the Contractor agree to modify the contract as described below:

         a.       SECTION B

                  (1) SUBCLINs 0026AA, 0027AA, 0028AA, and 0029AA are revised as follows:

CLIN      DESCRIPTION                                 QTY      UNIT PRICE        Amount
0026AA    M1116 with Kits A, C, F, G, H, and J.       109      $88,350.00     $ 9,630,150.00
0027AA    M1116 with Kits A, C, D, F, G, H and J.      16      $92,350.00     $ 1,477.600.00
0028AA    M1116 with Kits A, C, F, G, H, and J.       184      $88,350.00     $16,256,400.00
0029AA    M1116 with Kits A, C, D, F, G, H, and J.     69      $92,350.00     $ 6,372,150.00
0030AA    XM1114                                      360      $71,250.00     $25,650,000.00

                  (2)      SUBCLIN 0030AA is added as follows:
CLIN      DESCRIPTION               QTY              UNIT PRICE         Amount
0030AA    XM1114                    360              $71,250.00      $25,650,000.00

         b.       SECTION F

         Clause F.5, Required Delivery Schedule, is revised to establish delivery of the 360 XM114s under SUBCLIN 0030AA in Aug 99 through Aug 00.

         c.       SECTION G

         The Accounting and Appropriation Data applicable to revised SUBCLINs 0026AA through 0029AA and new SUBCLIN 0030AA is incorporated into the contract.

         d.       SECTION H

                  (1) Clause H.22, Option to Increase Vehicle Quantities (For Modification P00036), is revised.

                  (2) Clause H.25, Option to Increase Vehicle Quantities (For Modification P00045), is added to the contract.

         e.       SECTION I

         Clause I-17, Subcontracting with Firms That Are Owned or
Controlled by the Government of a Terrorist Country, DFARS

252.209-7004 (Mar 1998), is added to the contract. (See full text on Page 35e).

3. The contract is modified by replacing or adding the following pages:

         a. Page 2au, 2av, 2aw, 2ay, 17b, and 26e are deleted and replaced with the attached, revised pages 2au, 2av, 2aw, 2ay, 17b, and 26e.

         b. New contract pages 2az, 2bb, 18ad, 26h, and 35e are added to the contract.

4. This bilateral agreement constitutes the equitable adjustment of the contract as it applies to the contractor providing the M1116 Kits under SUBCLINs 0026AA, 0027AA, 0028AA, and 0029AA as authorized by P00044. The contractor releases the Government from any liability under this contract for any further price or schedule adjustment related to this action. The parties acknowledge that the schedule may be adjusted, by mutual agreement, for other reasons not related to this action.

5. As a result of this Modification P00045, the contract amount is increased by $31,527,700.00 from $129,038,769.00 to $160,566,469.00.

6. All other terms and conditions remain unchanged.

*** END OF NARRATIVE A023 ***

CONTINUATION SHEET

Reference No. of Document Being Continued

PIIN/SIIN
DAAE07-94-C-0406
MOD/AMD
P00045

Page 2au of

Name of Offeror or Contractor:  O GARA-HESS & EISENHARDT ARMORING

ITEM NO   SUPPLIES/SERVICES         QUANTITY          UNIT     UNIT PRICE
AMOUNT
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
0026
0026AA       PRODUCTION QUANTITY           109      EA       $88,350,000.00
$9,630,150.00
NSN:   2320014187400
NOUN:  HMMWV-M1116  USAF
FSCM:  19207
PART NR:  87T0017
SECURITY CLASS:  Unclassified
PRON:  U182F084JZ                   PRON AMD:  01             ACRN:  BM
CUSTOMER ORDER NO:  FD20609870077
HMMWV, M1116 Up Armor as further described in Section C.10
Statement of Work for M1116.
Configuration: One hundred nine (109) each with Kits A, C, F, G, H and J, painted Woodland Camouflage as described in Section C.4.15.2.

(End of narrative C001)

Packaging and Marking

Best Commercial Packaging

(End of narrative D001)

Inspection and Acceptance

INSPECTION:  Origin                 ACCEPTANCE:  Origin

Deliveries or Performance

DOC REL CD    MILSTRIP    SUPPL ADDR         SIG CD    MARK FOR          TP CD
001      W56HZW8050S102             Y00000           M        3
PROJ CD           BRK BLK PT
IBB
DEL REL CD                 QUANTITY         DEL DATE
001      26       31-AUG-1998
DEL REL CD                 QUANTITY         DEL DATE
002      30       30-SEP-1998
DEL REL CD                 QUANTITY         DEL DATE

003      30       31-OCT-1998
DEL REL CD                 QUANTITY         DEL DATE
004      23       30-NOV-1998

FOB POINT:  Origin

SHIP TO:  PARCEL POST ADDRESS

(Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE
FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED
UNDER THIS REQUISITION.

Changed by P00045.  Page added by P00044.

CONTINUATION SHEET

Reference No. of Document Being Continued

PIIN/SIIN
DAAE07-94-C-0406
MOD/AMD
P00045

Page 2av of

Name of Offeror or Contractor:  O GARA-HESS & EISENHARDT ARMORING

ITEM NO     SUPPLIES/SERVICES            QUANTITY          UNIT     UNIT PRICE
AMOUNT
0027     Supplies or Services and Prices/Costs
0027AA        PRODUCTION QUANTITY              16       EA          $92,350.00
$1,477,600.00
NSN:  2320014187400
NOUN:  HMMWV-M1116  USAF
FSCM:  19207
PART NR:  87T0017
SECURITY CLASS:  Unclassified
PRON:  U182F085JZ                   PRON AMD:  01             ACRN:  BM
CUSTOMER ORDER NO:  FD20609870077
HMMWV, M1116 Up Armor as further described in Section C.10,
Statement of Work for M1116.
Configuration: Sixteen (16) each M1116 with Kits A, C, D, F, G, H and J painted Woodland Camouflage as described in Section C.4.15.2.

(End of narrative C001)

Packaging and Marking

Best Commercial Packaging

(End of narrative D001)

Inspection and Acceptance

INSPECTION:  Origin                 ACCEPTANCE:  Origin

Deliveries or Performance
DOC REL CD       MILSTRIP     SUPPL ADR     SIG CD        MARK FOR      TP CD
001      W56HZW8050S103             Y00000           M        3
PROJ CD           BRK BLK PT
IBB
DEL REL CD                 QUANTITY         DEL DATE
001      7        30-NOV-1998
DEL REL CD                 QUANTITY         DEL DATE
002      9        31-DEC-1998

FOB POINT:  Origin

SHIP TO:  PARCEL POST ADDRESS

(Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE
FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED
UNDER THIS REQUISITION.

Changed by P00045.  Page added by P00044.

CONTINUATION SHEET

Reference No. of Document Being Continued

PIIN/SIIN
DAAE07-94-C-0406
MOD/AMD
P00045

Page 2aw of

Name of Offeror or Contractor:  O GARA-HESS & EISENHARDT ARMORING

ITEM NO      SUPPLIES/SERVICES          QUANTITY          UNIT     UNIT PRICE
AMOUNT
0028     Supplies or Services and Prices/Costs
0028AA          PRODUCTION QUANTITY           184      EA          $88,350.00
$16,256,400.00
NSN:  2320014187400
NOUN:  HMMWV-M1116  USAF
FSCM:  19207
PART NR:  87T0017
SECURITY CLASS:  Unclassified
PRON:  U182F088JZ                   PRON AMD:  01             ACRN:  BN
CUSTOMER ORDER NO:  FD20609870080
HMMWV, M1116 Up Armor as further described in Section C.10,
Statement of Work for M1116.

Configuration: Twelve (12) each M1116 with Kits A, C, F, G, H and J painted Tan 686 as described in Section C.4.15.2. One hundred seventy-two (172) each M1116 with Kits A, C, F, G, H and J painted Woodland camouflage as described in Section C.4.15.2

(End of narrative C001)

Packaging and Marking

Best Commercial Packaging

(End of narrative D001)

Inspection and Acceptance

INSPECTION:  Origin                 ACCEPTANCE:  Origin

Deliveries or Performance

DOC REL CD      MILSTRIP   SUPPL ADDR        SIG CD     MARK FOR      TP CD
001      W56HZW8050S106             Y00000           M        3
PROJ CD           BRK BLK PT
IBB
DEL REL CD                 QUANTITY         DEL DATE
001      21       31-DEC-1998
DEL REL CD                 QUANTITY         DEL DATE

002      30       31-JAN-1999
DEL REL CD                 QUANTITY         DEL DATE
003      30       28-FEB-1999
DEL REL CD                 QUANTITY         DEL DATE
004      30       31-MAR-1999
DEL REL CD                 QUANTITY         DEL DATE
005      30       30-APR-1999
DEL REL CD                 QUANTITY         DEL DATE
006      30       31-MAY-1999
DEL REL CD                 QUANTITY         DEL DATE
Changed by P00045.  Page added by P00044.

CONTINUATION SHEET

Reference No. of Document Being Continued

PIIN/SIIN
DAAE07-94-C-0406
MOD/AMD
P00045

Page 2ay of

Name of Offeror or Contractor:  O GARA-HESS & EISENHARDT ARMORING

ITEM NO     SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE
AMOUNT
0029      Supplies or Services and Prices/Costs
0029AA PRODUCTION QUANTITY          69                EA $92,350.00
$6,372,150.00
NSN:  2320014187400
NOUN:  HMMWV-M1116 USAF
FSCM:  19207
PART NR:  87T0017
SECURITY CLASS:  Unclassified
PRON:  U182F089JZ                   PRON AMD:  01  ACRN:  BP
CUSTOMER ORDER NO:  FD20609870080
HMMWV, M1116 Up Armor as further described in Section C.10,
Statement of Work for M1116.
Configuration: Sixty-nine (69) each M1116 with Kits A, C, D, F, G, H and J painted Woodland Camouflage as described in Section C.4.15.2.

(End of narrative C001)

Packaging and Marking

Best Commercial Packaging

(End of narrative D001)

Inspection and Acceptance

INSPECTION:  Origin                 ACCEPTANCE:  Origin

Deliveries or Performance

DOC        SUPPL
REL CD     MILSTRIP          SUPPL ADDR    SIG CD     MARK FOR         TP CD
001        W56HZW8050S107 Y00000  M                         3
PROJ CD    BRK BLK PT
IBB
DEL REL CD                 QUANTITY                  DEL DATE
001                        17               30-JUN-1999
DEL REL CD                 QUANTITY                  DEL DATE
002                        30               31-JUL-1999
DEL REL CD                 QUANTITY                  DEL DATE

003                        22               31-AUG-1999

FOB POINT:  Origin

SHIP TO:  PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

Changed by P00045.  Page added by P00044.

CONTINUATION SHEET

Reference No. of Document Being Continued

PIIN/SIIN
DAAE07-94-C-0406
MOD/AMD
P00045

Page 2az of

Name of Offeror or Contractor:  O GARA-HESS & EISENHARDT ARMORING

ITEM NO      SUPPLIES/SERVICES          QUANTITY          UNIT     UNIT PRICE
AMOUNT
0030     Supplies or Services and Prices/Costs
NSN:  2320014133739
NOUN:  HMMWV-M1114 UP ARMOR
FSCM:  19207
PART NR:  87T0015
SECURITY CLASS:  Unclassified

0030AA       PRODUCTION QUANTITY                360      EA       $71,250.00
$25,650,000.00
PRON:  JZ82F112JZ PRON AMD:  01  ACRN:  BQ
AMS CD:  51103446
360 XM114 vehicles to be painted Three Color Camouflage as described in Section C.4.15.

(End of narrative C001)

Packaging and Marking
Best Commercial Packaging

(End of narrative D001)

Inspection and Acceptance

INSPECTION:  Origin                         ACCEPTANCE:  Origin

Deliveries or Performance

DOC                        SUPPL
REL CD      MILSTRIP   SUPPLY ADDR       SIG CD        MARK FOR         TP CD
001  W56HZW8071S101                 Y00000             M                     3
PROJ CD                    BRK BLK PT
IBB
DEL REL CD                          QUANTITY                  DEL DATE
001                                         8                 31-AUG-1999
DEL REL CD                          QUANTITY                  DEL DATE
002                                         30                30-SEP-1999
DEL REL CD                          QUANTITY                  DEL DATE
003                                         30                31-OCT-1999
DEL REL CD                          QUANTITY                  DEL DATE
004                                         30                30-NOV-1999

DEL REL CD                          QUANTITY                  DEL DATE
005                                         30                31-DEC-1999
DEL REL CD                          QUANTITY                  DEL DATE
006                                         30                31-JAN-2000
DEL REL CD                          QUANTITY                  DEL DATE
007                                         30                28-FEB-2000
DEL REL CD                          QUANTITY                  DEL DATE
008                                         30                31-MAR-2000
DEL REL CD                          QUANTITY                  DEL DATE
009                                         30                30-APR-2000
DEL REL CD                          QUANTITY                  DEL DATE
010                                         30                31-MAY-2000
DEL REL CD                          QUANTITY                  DEL DATE
011                                         30                30-JUN-2000
DEL REL CD                          QUANTITY                  DEL DATE
012                                         30                31-JUL-2000
DEL REL CD                          QUANTITY                  DEL DATE
013                                         22                31-AUG-2000

FOB POINT:  Origin

SHIP TO:  PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE
FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED
UNDER THIS REQUISITION.

Page added by P00045.

F.5, REQUIRED DELIVERY SCHEDULE

                 1999
             31-Jan-99 28-Feb-99 31-Mar-99 30-Apr-99 31-May-99 30-Jun-99 31-Jul-99 31-Aug-99 30-Sep-99 31-Oct-99 30-Nov-99 31-Dec-99
0028AA (Cont'd)   30       30        30        30        30        13
0029AA, 69 M1116                                                   17        30        22
0030AA, 360 (USA)                                                                       8        30        30        30        30  *

                 2000 *
            31-Jan-00 28-Feb-00 31-Mar-00 30-Apr-00 31-May-00 30-Jun-00 31-Jul-00 31-Aug-00 30-Sep-00 31-Oct-00 30-Nov-00 31-Dec-00*
0030AA (Cont'd)  30       30        30        30        30        30        30        22                                          *







Page changed by P00045.  Previously added by P00044.

CONTINUATION SHEET

Reference No. of Document Being Continued

PIIN/SIIN
DAAE07-94-C-0406
MOD/AMD
P00045

Page 18ad of

Name of Offeror or Contractor:  O GARA-HESS & EISENHARDT ARMORING

SECTION G - CONTRACT ADMINISTRATION DATA
LINE ITEM PRON/AMS ACRN OBLG STAT/JOB ORD NO PRIOR AMOUNT INCREASE/DECREASE AMOUNT CUMULATIVE AMOUNT
0026AA  U182F084JZ  BM  2  $8,033,300.00  $1,596,850.00
$9,630,150.00
0027AA  U182F085JZ  BM  2  $1,179,200.00  $298,400.00
$1,477,600.00
0028AA  U182F088JZ  BN  2  $13,560,800.00 $2,695,600.00
$16,256,400.00
0029AA  U182F089JZ  BP  2  $5,085,300.00  $1,286,850.00
$6,372,150.00
0030AA  JZ82F112JZ  BQ  2  $ 0.00         $25,650,000.00
$25,650,000.00
51103446
         NET CHANGE  $31,527,700.00

SERVICE NAME NET CHANGE BY ACRN ACCOUNTING CLASSIFICATION ACCOUNTING STATION INCREASE/DECREASE AMOUNT
Army  BQ  21  82035  86D6D11P5110  25CZ  S2011382F112  W56HZV
$25,650,000.00
Air Force BM 57 803080000017847E882320101090000000000000503000
F0330L $1,895,250.00
Air Force BN 57 803080000017847E883426001090000000000000503000
F0330L $2,695,600.00
Air Force BP 57 803080000017847E883426000000000000000000503000
F0330L $1,286,850,00
                  NET CHANGE  $31,527,700.00

         PRIOR AMOUNT OF AWARD  INCREASE/DECREASE AMOUNT  CUMULATIVE
OBLIG AMT
NET CHANGE FOR AWARD:  $129,038,769.00  $31,527,700.00
$160,566,469.00


Page added by P00045.